Exhibit 10.9
CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Supplemental Agreement No. 30
to
Purchase Agreement No. 03791
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
THIS SUPPLEMENTAL AGREEMENT is entered into as of February 16, 2022 (Supplemental Agreement No. 30) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;
WHEREAS, Boeing and Customer desire to amend the Purchase Agreement, as reflected in the table below, to [*];
[*]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.TABLE OF CONTENTS.
The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 30, and incorporated into the Purchase Agreement. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 30.
2.TABLES.
2.1Table 1B is deleted in its entirety and replaced by a revised Table 1B, provided as Enclosure 2 to this Supplemental Agreement No. 30, which is incorporated into the Purchase Agreement by this reference. The new Table 1B [*].
2.5Table 1H6 is hereby added provided as Enclosure 3 to this Supplemental Agreement No. 30, which is incorporated into the Purchase Agreement by this reference. Table 1H6. Table 1H6 reflects [*].

HAZ-PA-03791	1	SA-30

BOEING PROPRIETARY

3.MISCELLANEOUS.
3.1All terms used but not defined in this Supplemental Agreement No. 30 will have the same meaning as such terms have in the Purchase Agreement.
3.2This Supplemental Agreement No. 30 will become effective upon execution and receipt by both parties of both this Supplemental Agreement No. 30 and Supplemental Agreement No. 16 under Purchase Agreement No. 3659. The terms of this Supplemental Agreement No. 30 will expire if not executed by February 22, 2022.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Sydney A. Bard	By:	/s/ Grant Levy

Its:	Attorney-In-Fact	Its:	Executive Vice President

HAZ-PA-03791	2	SA-30

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-29
1B	737-9 Block B Aircraft Information Table [*]	SA-30
1C	737-8 Block C Aircraft Information Table [*]	SA-29
1D	737-8 Block D Aircraft Information Table [*]	SA-26
1E	737-8 Block E Aircraft Information Table [*]	SA-29
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-29
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-29
~~1H2~~	~~737-8 Block H2 Aircraft Information Table [*]~~	SA-29
~~1H3~~	~~737-8 Block H3 Aircraft Information Table [*]~~	SA-29
~~1H4~~	~~737-8 Block H4 Aircraft Information Table [*]~~	SA-29
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-29
1H6	737-8 Block H6 Aircraft Information Table [*]	SA-30
1I	737-8 Block I Aircraft Information Table [*]	SA-27
1J	737-8 Block J Aircraft Information Table [*]	SA-29

HAZ-PA-03791	i	SA-30

BOEING PROPRIETARY

Enclosure 1

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration (Block I)	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A7-1	HAZ/[*] 737-8 Aircraft Configuration [*] (Block J)	SA-28
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*]737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*]737-8 Aircraft Configuration [*]	SA-25
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
A22-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-28
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

HAZ-PA-03791	ii	SA-30

BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R11	Advance Payment Matters	SA-28
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~[*]~~	SA-4
LA-1208090R12	Special Matters for 737-8 and 737-9 Aircraft	SA-29
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27
LA-2101360	Miscellaneous Matters – Block J Aircraft	SA-28

HAZ-PA-03791	iii	SA-30

BOEING PROPRIETARY

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-9	194,700 pounds			Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:		CFM-LEAP-1B28	27,900 pounds			Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]			Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]			Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]			Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]			Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]
Seller Purchased Equipment (SPE) Estimate:			[*]

Refundable Deposit/Aircraft at Proposal Accept:			[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-30
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 1 of 2

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	28
Manufacturer serial number is subject to change due to production changes.

SA-30
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 2 of 2

Table 1H6 To	Enclosure 8
Purchase Agreement No. PA-03791 737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	182,200			Detail Specification:			D019A008-R (12/8/2017)
Engine Model/Thrust:		CFMLEAP-1B27	26,400 pounds			Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]			Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]			Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]			Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]			Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]
Seller Purchased Equipment (SPE) Estimate:			[*]
LIFT Seats Provided by Boeing (Estimate):			[*]
Deposit per Aircraft:			[*]
		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2025	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	15

Manufacturer serial number is subject to change due to production changes.

SA-30
HAZ-PA-03781 109141-1F.txt	Boeing Proprietary	Page 1